UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2019, China Recycling Energy Corporation, a Nevada corporation (the “Company”), entered into an Amendment to Forbearance Agreement (the “Amendment Agreement”) with Iliad Research and Trading, L.P., a Utah limited partnership (the “Lender”).

Pursuant to the Amendment Agreement, the parties agreed, in the event Lender delivers a Redemption Notice to the Company and the Redemption Amount set forth therein is not paid in cash to Lender within three (3) Trading Days, then the applicable Redemption Amount shall be increased by 25% (the “First Adjustment,” and such increase to the Redemption Amount, the “First Adjusted Redemption Amount”). In the event the First Adjusted Redemption Amount is not paid within three (3) Trading Days after the date of First Adjustment, then the First Adjusted Redemption Amount shall be increased in accordance with the following formula: $0.30 divided by the lowest Closing Trade Price of the Common Stock during the twenty (20) Trading Days prior to the date of Lender delivers the Redemption Notice and the resulting quotient multiplied by the First Adjusted Redemption Amount (the “Second Adjustment,” and such increase to the First Adjusted Redemption Amount, the “Second Adjusted Redemption Amount”); provided, however, that such formula shall only be applied if the resulting quotient is greater than one (1) and such formula shall in no event be used to reduce the First Adjusted Redemption Amount. Upon payment in cash of the First Adjusted Redemption Amount or Second Adjusted Redemption Amount, the Outstanding Balance will be reduced by the original amount set forth in the Redemption Notice. The foregoing adjustment procedure shall terminate at such time as Lender has submitted (and been paid on) redemptions or have repaid Note amount equal to $1,173,480, including all redemptions that have occurred prior to the date of this Amendment.

The foregoing description of the Amendment to Forbearance Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment to Forbearance Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number	Description
10.1	Amendment to Forbearance Agreement by and between China Recycling Energy Corporation and Iliad Research and Trading, L.P. dated December 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: December 20, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

2